FIRST AMENDMENT AND WAIVER TO THE LOAN AND SECURITY AGREEMENT


First Amendment and Waiver dated as of June 30, 1998 (this "Amendment") to the Loan and Security Agreement, dated as of December 31, 1997 (the "LOAN AGREEMENT"), between GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation ("LENDER") and KNOGO NORTH AMERICA INC., a Delaware corporation ("BORROWER"), and the other Credit Parties executing this Agreement.

                                  WITNESSETH :

WHEREAS, Borrower has requested waiver of the March 31, 1998, "EBITDA" financial covenant default and the April 30, 1998, "Minimum Net Worth" financial covenant default;

WHEREAS, Borrower has requested reset of certain financial covenants for Fiscal Year 1998 only and certain Borrowing Base modifications;

WHEREAS, Lender is willing to waive such financial covenant defaults, reset such financial covenants and modify such Borrowing Base items but only on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises, the covenants and agreements contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties do hereby agree that all capitalized terms used herein shall have the meanings ascribed thereto in the Loan Agreement and do hereby further agree as follows:

                               STATEMENT OF TERMS

AMENDMENTS RELATING TO FINANCIAL COVENANTS. Schedule G of the Loan Agreement is hereby amended by deleting paragraphs one and two thereof and replacing them with the following new paragraphs one and two:

        MINIMUM EBITDA.  SENTRY AND ITS SUBSIDIARIES ON A
               CONSOLIDATED BASIS SHALL MAINTAIN AT THE END OF EACH PERIOD SET FORTH BELOW, AN EBITDA OF NOT LESS THAN THE AMOUNT SET FORTH OPPOSITE SUCH PERIOD BELOW:

       Fiscal Period                           Minimum EBITDA
--------------------------------------------------------------------------------
January 1, 1998 - June 30, 1998                 $(1,500,000)
--------------------------------------------------------------------------------
January 1, 1998 - September 30, 1998                $49,000
--------------------------------------------------------------------------------
January 1, 1998 - December 31, 1998                $806,000
--------------------------------------------------------------------------------
April 1, 1998 - March 31, 1999                   $3,700,000
--------------------------------------------------------------------------------
July 1, 1998 - June 30, 1999                     $4,100,000
--------------------------------------------------------------------------------
October 1, 1998 - September 30, 1999             $4,200,000
--------------------------------------------------------------------------------
January 1, 1999 - December 31, 1999              $4,000,000
--------------------------------------------------------------------------------
            MINIMUM NET WORTH.  Sentry and its Subsidiaries on a
                consolidated basis shall maintain at all times during each period set forth below Net Worth of not less than the amount set opposite period:

      FISCAL PERIOD                              Minimum Net Worth
--------------------------------------------------------------------------------
May 31, 1998 to December 30, 1998                   $22,000,000
--------------------------------------------------------------------------------
December 31, 1998 to January 30, 1999               $23,500,000
--------------------------------------------------------------------------------
January 31, 1999 to the termination date            $25,000,000"
--------------------------------------------------------------------------------

AMENDMENTS RELATING TO BORROWING BASE. a) The definition of "Borrowing Base" on
     Schedule A of the Loan Agreement is hereby amended by: (i) deleting the references to "five percent (5%) everywhere they appear in clause A thereof and replacing them with references to "ten percent (10%)"; and (ii) deleting clauses B and C thereof relating to Eligible Inventory and replacing in lieu of such clauses the following new clause B:

                 THE LESSER OF (I) $500,000 OR (II) THE SUM OF 25% (OR SUCH
                     LESSER PERCENTAGE AS MAY BE SPECIFIED BY LENDER FROM TIME TO TIME BY WRITTEN NOTICE TO BORROWER OF THE VALUE OF THE ELIGIBLE INVENTORY OF VIDEO CONSISTING OF RAW MATERIALS AND FINISHED GOODS, IN EACH CASE AS DETERMINED BY LENDER ON A FIRST IN-FIRST OUT BASIS (AT THE LOWER OF COST OR MARKET)."

b) The definition of "Eligible Accounts" appearing on Schedule A of the Loan Agreement is hereby amended by inserting in clause (m) thereof after the words "90 days," the following parenthetical: "( or 120 days in the case of Accounts owing from Lowes Company and Goody's Family Clothing)".

AMENDMENT RELATING TO INTEREST RATE. Section 1.5 of the Loan Agreement is hereby amended by replacing clause (a) thereof with the following new clause (a):

                  "(A) BORROWER SHALL PAY INTEREST TO LENDER ON THE AGGREGATE OUTSTANDING REVOLVING CREDIT ADVANCES AT A FLOATING RATE EQUAL TO THE INDEX RATE PLUS FOUR AND ONE-QUARTER PERCENT (4.25%) PER ANNUM (THE "REVOLVING CREDIT RATE"); PROVIDED, HOWEVER, IF NO DEFAULT SHALL HAVE OCCURRED AND BE CONTINUING (I) EFFECTIVE ON THE DATE THAT LENDER RECEIVES THE AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR END DECEMBER 31, 1998 AND A COMPLIANCE CERTIFICATE FOR SUCH PERIOD, THE REVOLVING CREDIT RATE SHALL BE REDUCED BY .25% FOR EACH $1,000,000 OF EBITDA FOR SENTRY AND ITS SUBSIDIARIES FOR THE FISCAL YEAR ENDING DECEMBER 31, 1998, AND (II) FOR EACH FISCAL QUARTER ENDING THEREAFTER EFFECTIVE ON THE DATE THAT LENDER RECEIVES THE FINANCIAL STATEMENTS FOR SUCH QUARTER (WHICH FINANCIAL STATEMENTS SHALL BE AUDITED IN THE CASE OF THE 4TH QUARTER OF EACH YEAR) AND A COMPLIANCE CERTIFICATE FOR SUCH QUARTER, THE REVOLVING CREDIT RATE SHALL BE REDUCED BY AN ADDITIONAL .25% FOR EACH $1,000,000 OF EBITDA FOR SENTRY AND ITS SUBSIDIARIES FOR SUCH QUARTER, AND (III) EFFECTIVE ON THE DATE ON WHICH LENDER RECEIVES THE FINANCIAL STATEMENTS FOR ANY FISCAL QUARTER ENDING AFTER DECEMBER 31, 1998 AND A COMPLIANCE CERTIFICATE SHOWING A ROLLING FOUR QUARTER EBITDA FOR SENTRY AND ITS SUBSIDIARIES OF AT LEAST $4,200,000 FOR SUCH FOUR QUARTER PERIOD, THE REVOLVING CREDIT RATE SHALL BE ADJUSTED TO 2.75%; PROVIDED, FURTHER, THAT (X) THE REVOLVING CREDIT RATE SHALL BE RETROACTIVELY ADJUSTED UPWARD TO THE EXTENT THAT IT WAS REDUCED BASED ON ANY EBITDA CALCULATION THAT IS LATER ADJUSTED DOWNWARD PURSUANT TO ANY ANNUAL AUDIT, (Y) THE REVOLVING CREDIT RATE SHALL NEVER BE LOWER THAN 2.75%, AND (Z) THERE SHALL BE NO REDUCTION TO THE REVOLVING CREDIT RATE PURSUANT TO CLAUSES (I) AND (II) ABOVE IN EXCESS OF .50%."

WAIVERS. Lender hereby waives the existing Events of Default relating solely to Borrower's breach of the minimum EBITDA covenant solely for the fiscal quarter ending March 31, 1998 and breach of the Minimum Net Worth covenant solely for the period ending April 30, 1998.

REPRESENTATIONS AND WARRANTIES. To induce Lender to enter into this Amendment, each Credit Party hereto hereby warrants, represents and covenants to Lender that: (a) each representation and warranty of the Credit Parties set forth in the Loan Agreement is hereby restated and reaffirmed as true and correct on and as of the date hereof after giving affect to this Amendment as if such representation or warranty were made on and as of the date hereof (except to the extent that any such representation or warranty expressly relates to a prior specific date or period in which case it is true and correct as of such prior date or period), and no Default or Event of Default has occurred and is continuing as of this date under the Loan Agreement after giving effect to this Amendment; and (b) each Credit Party hereto has the power and is duly authorized to enter into, deliver and perform this Amendment, and this Amendment is the legal, valid and binding obligation of such Credit Party enforceable against it in accordance with its terms.

CONDITIONS PRECEDENT TO EFFECTIVENESS OF THIS AMENDMENT. The effectiveness of this Amendment is subject to the fulfillment of the following conditions precedent:

                  (a) Lender shall have received one or more counterparts of this Amendment duly executed and delivered by the Credit Parties hereto;

                  (b) Any and all guarantors of the Obligations shall have consented to the execution, delivery and performance of this Amendment and all of the transactions contemplated hereby by signing one or more counterparts of this Amendment in the appropriate space indicated below and returning same to Lender;

                  (c) Borrower shall have paid to Lender an Amendment Fee of $10,000 and a Documentation fee of $2,000.

CONTINUING EFFECT OF LOAN AGREEMENT. Except as expressly amended and modified hereby, the provisions of the Loan
     Agreement, and the Liens granted thereunder, are and shall remain in full force and effect and the waiver set forth herein shall be limited precisely as drafted and shall not constitute a waiver of any other provisions of the Loan Agreement.

COUNTERPARTS. This Amendment may be executed in multiple counterparts each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE
     WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICTS OF LAWS.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year specified at the beginning hereof.

                                   KNOGO NORTH AMERICA INC.
                                   AS BORROWER

                                   By:    Peter J. Mundy
                                   Name:  Peter J. Mundy
                                   Title: V.P. - CFO

                                   SENTRY TECHNOLOGY CORPORATION
                                   AS CREDIT PARTY

                                   By:    Peter J. Mundy
                                   Name:  Peter J. Mundy
                                   Title: V.P. - CFO

                                   VIDEO SENTRY CORPORATION
                                   AS CREDIT PARTY

                                   By:    Peter J. Mundy
                                   Name:  Peter J. Mundy
                                   Title:  V.P. - CFO

                                   KNOGO CARIBE
                                   AS CREDIT PARTY

                                   By:    Peter J. Mundy
                                   Name:  Peter J. Mundy
                                   Title: V.P. - CFO

                                   GENERAL ELECTRIC CAPITAL CORPORATION

                                   By:    James DeSantis
                                   Name:  James DeSantis
                                   Title: Duly Authorized Signatory

                              CONSENT OF GUARANTORS

     Each of the undersigned guarantors does hereby consent to the execution, delivery and performance of the within and foregoing Amendment and confirms the continuing effect of such guarantor's guarantee of the Obligations after giving effect to the foregoing Amendment.

     IN WITNESS WHEREOF, each of the undersigned guarantors has executed this Consent to Guarantors as of the day and year first above set forth.

                                GUARANTORS:


                                SENTRY TECHNOLOGY CORPORATION

                                By:
                                Name:
                                Title:

                                VIDEO SENTRY CORPORATION

                                By:
                                Name:
                                Title:

                                KNOGO CARIBE

                                By:
                                Name:
                                Title: